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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 2005

                             METAL MANAGEMENT, INC.
                             ----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                        0-14836               94-2835068
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(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE          (IRS EMPLOYER
        INCORPORATION)                     NUMBER)           IDENTIFICATION NO.)

        500 N. DEARBORN STREET, SUITE 405, CHICAGO, IL             60610
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


                                 (312) 645-0700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.


         On February 3, 2005, the Company issued a press release announcing that its board of directors approved a quarterly cash dividend of 7.5 cents per share of common stock payable on March 29, 2005 to shareholders of record on March 8, 2005.

         A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits.

              99.1 Press Release, dated February 3, 2005, issued by Metal Management, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          METAL MANAGEMENT, INC.


DATE:  February 3, 2005               By: /s/ Amit N. Patel
                                          --------------------------------------
                                          Amit N. Patel
                                          Vice President, Finance and Controller





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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER               DESCRIPTION
     -------              -----------

       99.1 Press Release, dated February 3, 2005, issued by Metal Management, Inc.